EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of November 25, 2015, between Royale Energy, Inc., a California corporation (the “Company”), and the purchaser identified on the signature page hereto (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to (i) an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) covering the Shares, and (ii) an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulation D thereunder as to the Warrants, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement (the “Offering”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1   Definitions.  In addition to the terms defined elsewhere in this Agreement (including in the preamble and recitals above), for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.10.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 promulgated under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which this Agreement has been executed and delivered by the parties hereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock Equivalents” means, collectively, Options and Convertible Securities.

“Company Fixtures and Equipment” shall have the meaning ascribed to such term in Section 3.1(bb).

“Contracts” shall have the meaning ascribed to such term in Section 3.1(s).

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

“Damages” shall have the meaning ascribed to such term in Section 4.4.

“Disclosure Requirement” shall have the meaning ascribed to such term in Section 4.1(b).

“DWAC” shall have the meaning ascribed to such term in Section 2.2(a)(i).

“EDGAR” shall have the meaning ascribed to such term in Section 3.1(a).

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(ff).

 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” shall have the meaning ascribed to such term in Section 3.1(ee).

“Filing Date” shall have the meaning ascribed to such term in Section 3.1(ll).

“FINRA” shall have the meaning ascribed to such term in Section 3.1(z).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(f).

“Hazardous Materials” shall have the meaning ascribed to such term in Section 3.1(ff).

“Incorporated Documents” shall have the meaning ascribed to such term in Section 3.1(a).

“Intellectual Property” shall have the meaning ascribed to such term in Section 3.1(dd).

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

“Liens” means any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by securities laws.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(p).

“NASDAQ” shall have the meaning ascribed to such term in Section 3.1(i).

“OFAC” shall have the meaning ascribed to such term in Section 3.1(gg).

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Other Real Property” shall have the meaning ascribed to such term in Section 3.1(aa).

“Per Share Purchase Price” equals $0.50, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and on or prior to the Closing Date.

“Permits” shall have the meaning ascribed to such term in Section 3.1(z).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Prospectus” shall have the meaning ascribed to such term in Section 3.1(a).

“Prospectus Supplement” shall have the meaning ascribed to such term in Section 3.1(a).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.4.

“Registration Statement” shall have the meaning ascribed to such term in Section 3.1(a).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issuable pursuant to this Agreement other than the Warrant Shares.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means the aggregate amount to be paid for the Shares and Warrants purchased hereunder as specified below the Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

 “Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable six months from the Closing Date, subject to the conditions specified therein, and have a term of exercise equal to five (5) years from the initial exercise date, substantially in the form of Exhibit A attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1    Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrently with the execution and delivery of this Agreement by the parties hereto, the Company shall sell, and the Purchaser shall purchase, the number of Shares specified on the signature page hereto and Warrant to purchase the number of shares determined according to Section 2.2(ii). At the Closing, the Purchaser shall deliver to the Company, via wire transfer of immediately available funds, an amount equal to the Purchaser’s Subscription Amount as set forth on the signature page hereto executed by the Purchaser, and the Company shall deliver to the Purchaser its respective Shares and Warrant as determined according to Section 2.2(ii), and the Company and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing of the transactions contemplated by this Agreement shall occur by exchange of executed documents delivered via facsimile or electronic transmission on the Closing Date.

2.2    Deliveries.

(a)  On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i)  a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(ii)  a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 50]% of such Purchaser’s total Shares, with an exercise price equal to $1.00 per share of Common Stock, subject to adjustment therein (such Warrant certificate may be delivered within three Trading Days of the Closing Date); and

(iii)  the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(b)  On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

        (i)  this Agreement duly executed by such Purchaser; and

(ii) the Purchaser’s Subscription Amount by wire transfer of immediately available funds to the account as specified in writing by the Company.

2.3    Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met or waived by the Company:

(i)  each of the representations and warranties of the Purchaser contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date as if made on and as of such date, and all covenants and agreements contained herein to be performed on the part of the Purchaser and all conditions contained herein to be fulfilled or complied with by the Purchaser at or prior to the Closing Date shall have been duly performed, fulfilled or complied with; and

(ii)  the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met or waived by the Purchaser:

(i)  each of the representations and warranties of the Company contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date as if made on and as of such date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with, unless such conditions have been waived;

(ii)  the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iii)  there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(iv)  from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or in the over-the-counter market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing;

(v)  each Issuer Free Writing Prospectus, if any, and the Prospectus, shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Securities Act;

(vi)  prior to the Closing: (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or any part thereof shall have been issued under the Securities Act and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, (ii) no order suspending the qualification or registration of the Securities under the securities or blue sky laws of any jurisdiction shall be in effect and (iii) all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or otherwise) shall have been complied with. On or prior to the Closing Date, the Registration Statement or any amendment thereof or supplement thereto shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and neither the Registration Statement, nor any Issuer Free Writing Prospectus nor the Prospectus nor any amendment thereof or supplement thereto shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

(vii)  no action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Securities or result in a Material Adverse Effect on the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities or result in a Material Adverse Effect on the Company.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchaser as follows:

(a)  The Company has filed, in accordance with the provisions of the Securities Act, with the Commission a registration statement on Form S-3 (File No. 333-203229), as amended, including a base prospectus, relating to certain securities, including the Shares, but not the Warrants or the Warrant Shares, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Exchange Act. The Company has prepared a prospectus supplement to the base prospectus included as part of such registration statement specifically relating to the Shares (the “Prospectus Supplement”). Copies of the prospectus included as part of such registration statement, as amended, as supplemented by the Prospectus Supplement, relating to the Shares have heretofore been delivered by the Company to the Purchaser. Except where the context otherwise requires, such registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B or 462(b) of the Securities Act, as well as any comparable successor registration statement filed by the Company for the sale of shares of its Common Stock or warrants to purchase its Common Stock, including the Shares, collectively are herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with the then issued Issuer Free Writing Prospectus(es) and any other prospectus filed after the date hereof by the Company with respect to the Shares, is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”). For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to either thereof shall be deemed to include any copy filed with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

(b)  The Registration Statement has been filed with the Commission under the Securities Act and declared effective by the Commission under the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission. The Company satisfied all applicable requirements for the use of Form S-3 under the Securities Act when the Registration Statement was filed. The Commission has not issued an order preventing or suspending the use of the base prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission. The Prospectus delivered to the Purchaser for use in connection with the offering of Shares was, at the time of such delivery, identical to the electronically transmitted copies thereof filed with the Commission. At the respective times each part of the Registration Statement and each amendment thereto became effective or was deemed effective, as the case may be, the Registration Statement complied and will comply in all material respects with the Securities Act (including, but not limited, to the requirements set forth in Rule 415(a)(1)(x) under the Securities Act) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement contains all exhibits and schedules required to be filed by the Securities Act.

(c)  The Company has delivered to the Purchaser, or made available through EDGAR, one complete copy of the Registration Statement and of each consent of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), and the Prospectus, as amended or supplemented.

(d)  Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued, as of the date hereof contains, or will contain, as the case may be, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)  Each Incorporated Document, at the time it was or hereafter is filed with the Commission, conformed and will conform when filed in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and was or will be filed on a timely basis with the Commission; no Incorporated Document when it was filed (or, if an amendment with respect to any Incorporated Document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no Incorporated Document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. There is no material document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which was not described or filed as required. All material agreements of the Company and all agreements governing or evidencing any and all related party transactions have been filed with the Commission in accordance with the Exchange Act.

(f)  The financial statements of the Company, together with the related notes, included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods covered thereby and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The assumptions used in preparing the pro forma financial statements, if any, provide a reasonable basis for presenting the significant effects attributable to the transactions or events described therein, any related pro forma adjustments comply with Regulation G and give appropriate effect to the assumptions, and the pro forma columns and reconciliations therein reflect the proper application of adjustments to the corresponding historical financial statements. Such financial statements and supporting schedules, if any, have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”), as applicable, applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto and comply in all material respects with the Securities Act, the Exchange Act and the applicable rules and regulations of the Commission thereunder. No other financial statements or schedules are required to be included in the Registration Statement or the Prospectus. To the Company’s knowledge, Padgett, Stratemann & Co., L.L.P. was (at all relevant times), and SingerLewak LLP is, an independent public accounting firm with respect to the Company within the meaning of the Securities Act.

(g)  The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement or the Prospectus.

(h)  All statistical or market-related data included or incorporated by reference in the Registration Statement or the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent of such sources to the use of such data, to the extent required.

(i)  Except for (i) the notification from The Nasdaq Capital Market (“NASDAQ”), received on April 7, 2015, that the Company no longer complies with NASDAQ Listing Rule 5550(b), (ii) the notification from NASDAQ received on October 6, 2015, that the Company had failed to regain compliance with NASDAQ Listing Rule 5550(b) and was therefore subject to delisting, in response to which the Company has submitted a request for hearing on the delisting notice before the NASDAQ Listing Qualifications Panel, (iii) the notification from NASDAQ, received on August 31, 2015, that the Company no longer complies with NASDAQ Listing Rule 5550(a)(2) and must regain compliance by February 27, 2016 (subject to the possibility of an additional compliance period of 180 days), and (iv) the notification from NASDAQ, received on September 11, 2015, that the Company no longer complies with NASDAQ Listing Rules 5605(b)(1) and (c)(2) and must submit to NASDAQ a plan to regain compliance with such rules, there is no action pending to delist the shares of Common Stock from NASDAQ, and the Company has taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or suspending the Common Stock from trading on NASDAQ, nor has the Company received any notification that NASDAQ is currently contemplating terminating such listing. When issued, the Shares will be listed on NASDAQ.

(j)  The Securities, including the Warrants and Warrant Shares, have been qualified for sale under the securities laws of such jurisdictions (United States and foreign) as the Company determines to be applicable to sales of the Securities, or are or will be exempt from the qualification and broker-dealer requirements of such jurisdictions. The Company will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document other than a Prospectus Supplement.

(k)  The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company, including the Common Stock, to facilitate the sale or resale of the Securities.

(l)  The Company is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act. The Company has not, directly or indirectly, distributed and will not distribute any prospectus or other offering material in connection with the Offering other than the Prospectus and other materials, if any, permitted under the Securities Act to be distributed. Each Issuer Free Writing Prospectus relating to the Shares that (i) was required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), as of its issue date did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified. The Company has satisfied or will satisfy the conditions in Rule 433 so as not to be required to file with the Commission any electronic road show.

(m)  The Company is not and, after giving effect to the Offering, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(n)  The Company was at the time of filing of the Registration Statement and at the date hereof remains eligible to use Form S-3 under the Securities Act for the primary offering of the Shares contemplated by this Agreement. The issuance and sale of the Shares pursuant to the Registration Statement as contemplated by this Agreement complies with the requirements of Form S-3 and General Instruction I.B.6 thereunder.

(o)  There are no transfer taxes or other similar fees or charges under United States law or the laws of any state or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Securities.

(p)  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company has the corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction (other than its jurisdiction of incorporation) in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have or is reasonably likely to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company or in its ability to perform its obligations under this Agreement (“Material Adverse Effect”).

(q)  The Company (i) has no subsidiaries and does not own any securities issued by any other business organization or governmental authority, and (ii) does not directly or indirectly, control any capital stock or other ownership interest in or have any direct or indirect interest in or control over any corporation, partnership, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity of any kind.

(r)  The Company has the power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(s)  The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company is subject, or by which any property or asset of the Company is bound or affected, including without limitation the federal securities laws with respect to any further securities issued or issuable under the terms of existing warrants as a result of the sales of the Securities, (B) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument (the “Contracts”) or obligation or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s charter or bylaws.

(t)  All consents, approvals, orders, authorizations and filings required on the part of the Company in connection with the execution, delivery or performance of this Agreement have been obtained or made, other than such consents, approvals, orders and authorizations the failure of which to make or obtain is not reasonably likely to result in a Material Adverse Effect. Except as disclosed in the Prospectus, there are no holders of securities of the Company having rights of first refusal or preemptive rights to purchase Common Stock or registration rights requiring the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise, and the Company has complied with or obtained waiver of the notice requirements of the disclosed rights of first refusal, preemptive rights and/or registration rights, if any.

(u)  All of the issued and outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable, and conform to the description thereof in the Registration Statement and the Prospectus. None of the outstanding shares of capital stock of the Company was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities. The authorized capital stock of the Company, as of November 16, 2015, consists of (i) 20,000,000 shares of Common Stock, no par value, of which 15,725,356 shares are issued and outstanding, 290,000 shares are issuable upon the exercise of outstanding options and 500,000 shares are issuable upon the exercise of outstanding warrants; (ii) 10,000,000 shares of Preferred Stock, no par value, of which 147,500 have been designated Series AA Preferred Stock, of which 46,662 shares of Series AA Preferred Stock are issued and outstanding. Since November 16, 2015, the Company has not issued any securities or granted any rights to acquire securities. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those described in the Prospectus. The description of the Company’s equity incentive plans or arrangements, and the options, warrants or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required by the Securities Act to be shown with respect to such plans, arrangements, options and rights.

(v)  The Securities, when issued, will be duly authorized and validly issued, fully paid and nonassessable, issued in compliance with all applicable securities laws, and free of preemptive, registration or similar rights.

(w)  The Company has filed all foreign, federal, state and local returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. The Company has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such financial statements. Except as disclosed in writing to the Purchaser, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term “taxes” means all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(x)  Subsequent to the date as of which information is given in the base prospectus included in the Registration Statement, except (i) as may be disclosed in any subsequent reports pursuant to the Exchange Act and (ii) as disclosed in subsequent reports pursuant to the Exchange Act incorporated by reference therein and in the Prospectus Supplement, (a) the Company has not incurred any material liabilities or obligations, direct or contingent, required to be reflected on a balance sheet in accordance with GAAP, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; (c) there has not been any change in the capital stock of the Company, (d) there has not been any material change in the Company’s long-term or short-term debt, on a basis in accordance with GAAP, and (e) there has not been the occurrence of any Material Adverse Effect.

(y)  Except as disclosed in the Registration Statement, there is no pending or, to the knowledge of the Company, threatened, action, suit or proceeding to which the Company is a party or of which any property or assets of the Company is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator, which is reasonably likely to result, individually or in the aggregate, in a Material Adverse Effect.

(z)  The Company holds, and is in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self regulatory agency, authority or body required for the conduct of its business, and all such Permits are in full force and effect, in each case except where the failure to hold, or comply with, any of them is not reasonably likely to result in a Material Adverse Effect. The Company has not received any notice of proceedings relating to the revocation, modification, suspension or non-renewal of any such Permit. No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated hereby (including, without limitation, NASDAQ, or approval of the stockholders of the Company (including as may be required by NASDAQ)), other than (i) registration of the Shares under the Securities Act, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered, (iii) filing of any reports under the Exchange Act, (iv) such approvals as may be required by the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or (v) approval of the listing of the shares by NASDAQ.

(aa)  The Company owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company as currently carried on and as described in the Registration Statement and the Prospectus. To the knowledge of the Company, no action or use by the Company will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others, except where such action, use, license or fee is not reasonably likely to result in a Material Adverse Effect. The Company has not received any notice alleging any such infringement or fee.

(bb)  The Company has complied with, is not in violation of, and has not received any notice of violation relating to, any law, rule or regulation relating to the conduct of its business, or the ownership or operation of its property and assets, including, without limitation, (A) the Currency and Foreign Transactions Reporting Act of 1970, as amended, or any money laundering laws, rules or regulations, (B) the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission thereunder, (C) the Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder (the “FCPA”), and (D) the Employment Retirement Income Security Act of 1974 and the rules and regulations thereunder, in each case except where the failure to be in compliance is not reasonably likely to result in a Material Adverse Effect.

(cc)  Neither the Company nor, to the knowledge of the Company, any director, officer, employee, representative, agent or Affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Person or entity, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(dd)  The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

(ee)  No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent that is reasonably likely to result in a Material Adverse Effect.

(ff)  The Company is not in violation, breach or default under its Articles of Incorporation as presently in effect, its Bylaws as presently in effect or other equivalent organizational or governing documents.

(gg)  Neither the Company nor, to its knowledge, any other party is in violation, breach or default of any Contract that is reasonably likely to result in a Material Adverse Effect or that is required to be disclosed in accordance with the Exchange Act but is not so disclosed.

(hh)  The Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any Person, as a finder’s fee, investing fee or otherwise, in consideration of such Person raising capital for the Company or introducing to the Company Persons who provided capital to the Company, (ii) any FINRA member, or (iii) any Person or entity that has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (“Filing Date”) or thereafter.

(ii)  To the Company’s knowledge, no (i) officer or director of the Company, (ii) owner of 5% or more of the Company’s unregistered securities or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member.

(jj)  The Company (i) is not required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) does not directly or indirectly through one or more intermediaries, control or is a “person associated with a FINRA member” or “associated person of a FINRA member” (within the meaning of Article I of the Bylaws of FINRA).

(kk)  No transaction has occurred between or among the Company and any of its officers or directors, stockholders or any Affiliate or Affiliates of any such officer or director or stockholder that is required to be and is not described in the Registration Statement and the Prospectus.

(ll)  The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company is made known to the principal executive officers and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures included or incorporated by reference in the Registration Statement and Prospectus.

(mm)  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) amounts reflected on the Company’s balance sheet for assets are compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(nn)  The Company has not ever been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

(oo)  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the Registration Statement or the Prospectus and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(pp)  Neither the Company, nor any of its Affiliates, nor any Person or entity acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the transactions contemplated by this Agreement to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of NASDAQ. Neither the Company nor any of its Affiliates nor any Person or entity acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(qq)  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Incorporation as presently in effect, Bylaws as presently in effect or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable as a result of the transactions contemplated by this Agreement. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company.

The Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than the Registration Statement, the Prospectus, and those representations and warranties specifically set forth in this Agreement.

3.2 Representations and Warranties of the Purchaser.  The Purchaser hereby represents and warrants to the Company as follows:

(a)  The Purchaser is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  The execution, delivery and performance by the Purchaser of the Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected.

(c)  The Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities or any part thereof in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(d)  Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first became aware of the proposed transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement and its Affiliates and their respective investment advisors, agents, counsel and other advisors, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(e)  At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)  Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g)  As of the Closing Date, such Purchaser will not beneficially own more than 9.99% of the number of shares of the Common Stock outstanding immediately following the issuance of the Shares on the Closing Date, assuming for such purposes that the number of shares of Common Stock outstanding immediately following the issuance of the Shares on the Closing Date will be 15,725,356. Such Purchaser understands that the Warrants and Warrant Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law (this representation and warranty not limiting Purchaser’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Securities Laws Disclosure; Publicity.

(a)  The Company shall, by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby. The Company shall, by 9:00 a.m. (New York City time) on the second Trading Day immediately following the date hereof, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the form of this Agreement as an exhibit thereto. From and after the issuance of such press release and Form 8-K, the Company shall have publicly disclosed all material, non-public information delivered to the Purchaser by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

(b)   The Company shall not identify the Purchaser by name in any press release or public filing, or otherwise publicly disclose the Purchaser’s name, without the Purchaser’s prior written consent, unless required by law or the rules and regulations of an applicable securities exchange, provided, however, that promptly after becoming aware of any request or requirement to so disclose (a “Disclosure Requirement”), and in any event prior to any such disclosure, the Company will provide the Purchaser with notice of such request or requirement so that the Purchaser may at its election seek a protective order or other appropriate remedy and the Company will fully cooperate with the Purchaser’s efforts to obtain the same; provided, further, however, if, absent the entry of such a protective order or other remedy, the Company is compelled by applicable law, rule or regulation or a court order, subpoena, similar judicial process, regulatory agency or stock exchange rule to disclose the Purchaser’s name, the Company may disclose only that portion of such information that the Company is so compelled to disclose and will use its reasonable best efforts to obtain assurance that confidential treatment will be accorded to that portion of such information that is being disclosed. As of the date hereof, the Company is not aware of any Disclosure Requirement.

4.2 Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement which will subsequently become public information in accordance with Section 4.1, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.3  Indemnification of Purchaser.  Subject to the provisions of this Section 4.4 and to the extent permitted by law, the Company will indemnify and hold the Purchaser, its Affiliates, and their respective directors, managers, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, managers, officers, shareholders, agents, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (“Damages”) that any Purchaser Party may suffer or incur due to a claim by a third party as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by this Agreement (except to the extent such Damages are based upon a breach of the Purchaser’s representations, warranties or covenants under this Agreement or any agreements or understandings the Purchaser may have with any such shareholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against the Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. The Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel (together with any necessary local counsel). The Company will not be liable to the Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement. The Company will not settle any such claim, action or proceeding without the prior written consent of the Purchaser Party, which will not be unreasonably withheld or delayed; provided, however, that such consent shall not be required if the settlement includes a full and unconditional release satisfactory to the Purchaser Party from all liability arising or that may arise out of such claim or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Purchaser Party.

4.4 Reservation of Common Stock.  As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of any Liens, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue shares of Common Stock issued (i) pursuant to this Agreement and (ii) upon the exercise of the Warrants issued pursuant to this Agreement.

4.5 Listing of Common Stock.  The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on the principal Trading Market, and as soon as reasonably practicable (but not later than the Closing Date) to list all of the shares of Common Stock issued or issuable as part of the Securities, except the Warrant Shares, on the principal Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other securities exchange, it will include in such application all of such shares of Common Stock, and will take such other action as is necessary to cause all of such shares of Common Stock to be listed on such other securities exchange as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on such securities exchange and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such securities exchange.

4.6 Equal Treatment of Purchaser.  The sale and purchase of the Securities under this Agreement is, and shall be, on the same terms and conditions offered all other purchasers of the Securities in the Offering. If the Company offers better terms to any other purchaser of Securities in the Offering than are being offered to the Purchaser under this Agreement, including, without limitation, by amendment or modification to this Agreement or otherwise, then the Company shall afford Purchaser offer to sell the Securities to the Purchaser on the same terms.

4.7 Certain Transactions and Confidentiality. The Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1. The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.1, the Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its subsidiaries after the issuance of the initial press release as described in Section 4.1. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the covenants and agreements set forth in the first two sentences of this Section 4.8 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.8   Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Warrant and Warrant Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.9   Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under this Agreement, including, without limitation, its obligation to issue the Shares and Warrant Shares, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.10   Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under this Agreement or under any other agreement between the Company and the Purchaser.

ARTICLE V.

MISCELLANEOUS

5.1 Termination.  This Agreement may be terminated by the Purchaser by written notice to the Company, if the Closing has not been consummated on or before November 30, 2015, in which case this Agreement shall be of no further force and effect; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees and Expenses.  Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3 Entire Agreement.  This Agreement, together with the exhibits and schedules hereto, the Registration Statement and the Prospectus, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger, consolidation or sale of all or substantially all of the Company’s assets). The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the “Purchaser.”

5.8 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and the Purchaser Parties (with respect to Section 4.4) and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9 Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City and County of San Diego. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of San Diego for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10   Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11   Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12 Replacement of Certificates.  If any certificate evidencing the shares of Common Stock issued or issuable hereunder is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity or security, if requested.  The applicant for a new certificate under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement certificates.

5.13  Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14  Construction.  The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.15  WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.16  Survival of Representations, Warranties and Agreements. All representations and warranties made by the Company and the Purchaser herein will survive the execution of this Agreement, the Closing and the delivery to the Purchaser of the Securities being purchased and the payment therefor until the first anniversary of the Closing Date. All covenants and other agreements set forth in this Agreement shall survive the Closing for the respective periods set forth therein and if no such period is specified until the first anniversary of the Closing Date. Notwithstanding anything to the contrary contained herein, Sections 4.1, 4.4, and 5.5 shall survive for the applicable statute of limitations.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ROYALE ENERGY, INC.	Address for Notice:
3777 Willow Glen Drive El Cajon, California 92019-4601 Attention: Donald H. Hosmer Fax: (619) 383-6699

By:	/s/ Donald H. Hosmer

Name:	Donald H. Hosmer

Title:	Co-President

With a copy to (which shall not constitute notice):
Fax: (619) 383-6699
Strasburger & Price LLP 720 Brazos Street, Suite 700 Austin, Texas 78701 Attention: Lee Polson

Purchaser	Amount	No. Shares	No. Warrant Shares

Steven Sass	$ 35,000.00	85,784	42,892
Donald Taylor	6,000.00	14,705	7.353
Irene Marrs	5,000.00	12,254	6,127
Kouichi Tanaka	50,000.00	122,549	61,275
John Braver	10,000.00	24,509	12,255
Leonard Wohletz	8,000.00	19,607	9,804
George R. Kempto	50,000.00	122,549	61,275
Abe Holtzman	4,165.00	10,208	5,104
Tom Magnow	10,000.00	24,509	12,255
Bob Berece	25,000.00	61,274	30,637
Totals	$203,165.00	497,948	248,977

Purchaser Signature Page to Securities Purchase Agreement

EXHIBIT A

Form of Warrant

Filed with the Securities Exchange Commission as Exhibit 4.1 to the Company’s Report on Form 8-K filed November 30, 2015.

Exhibit A